Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of PS Business Parks, Inc. (“the Company”) for the fiscal year ending December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Luke Petherbridge, as Chief Executive Officer of the Company, and Matthew L. Ostrower, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Luke Petherbridge
Luke Petherbridge
Chief Executive Officer
Dated: February 28, 2023

/s/ Matthew L. Ostrower
Matthew L. Ostrower
Chief Financial Officer
Dated: February 28, 2023